                                                                   EXHIBIT 21.01

                        LIST OF REGISTRANT'S SUBSIDIARIES

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ENTITY                                            STATE/COUNTRY OF INCORPORATION
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
Boston Light Software Corp.                       Massachusetts
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Computing Resources, Inc.                         Nevada
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FW1 Merger Corp.                                  Delaware
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Greenco Subsidiary Corporation                    Delaware
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Intuit Insurance Services, Inc.                   Virginia
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Intuit Lender Services, Inc.                      Delaware
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Lacerte Educational Services, Inc.                Delaware
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Lacerte Software Corporation                      Delaware
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Merger Sub 1, Inc.                                Michigan
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Merger Sub 2, Inc.                                Michigan
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Quicken Investment Services, Inc.                 Delaware
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SecureTax.com, Inc.                               Delaware
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Intuit NS ULC                                     Canada
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Intuit Canada Limited                             Canada
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Intuit Deutschland GmbH                           Germany
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Intuit Foreign Sales Corporation                  Barbados
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Intuit Ltd.                                       United Kingdom
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Intuit K.K.                                       Japan
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Intuit France SARL                                France
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Intuit (AUS) Pty. Ltd.                            Australia
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Intuit QuickBooks Software Inc.                   Canada
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Intuit Quicktax Inc.                              Canada
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Intuit Webquicktax Inc.                           Canada
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